UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 21, 2007

MAINSTREET FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

United States	000-52298	20-1867479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

629 W. State Street, Hastings, Michigan	49058-1643
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (269) 945-9561

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On February 21, 2006, the Board of Directors of MainStreet Financial Corporation appointed Eric Dreisbach as a director of the company. Mr. Dreisbach was appointed to the class of directors set to expire this year, and he will be up for election by the shareholders at the 2007 Annual Meeting of Shareholders. He also was appointed to serve on the Audit Committee of the Board. On the same date, Mr. Dreisbach was appointed as a director of the Registrant's wholly owned subsidiary, MainStreet Savings Banks, FSB.

          Mr. Dreisbach is a local businessman in Hastings, Michigan and is the principal owner and manager of Dreisbach Pontiac-GMC. There were no arrangements or understandings between Mr. Dreisbach and any other person pursuant to which he was selected as a director.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MAINSTREET FINANCIAL CORPORATION

Date: February 26, 2007	By: /s/ David L. Hatfield David L. Hatfield President and Chief Executive Officer

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